SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 14, 1999


                              HRPT PROPERTIES TRUST
             (Exact name of registrant as specified in its charter)


      Maryland                   1-9317                    04-6558834
    (State or other          (Commission                (IRS Employer
    jurisdiction of           File Number)              Identification No.)
    incorporation)


        400 Centre Street, Newton, Massachusetts                         02458
         (Address of principal executive offices)                    (Zip Code)


        Registrant's telephone number, including area code: 617-332-3990
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


(c)  Exhibits.

     1.1. Purchase Agreement, dated as of June 14, 1999, by and among HRPT Properties Trust and the several Underwriters named therein pertaining to $65,000,000 in aggregate principal amount of 8-3/8% Monthly Income Senior Notes due 2011.

     4.1. Form of Supplemental Indenture No. 7, dated as of June 17, 1999, by and between HRPT Properties Trust and State Street Bank and Trust Company, relating to $65,000,000 in aggregate principal amount of 8-3/8% Monthly Income Senior Notes due 2011, including form thereof.

     8.1.  Opinion of Sullivan & Worcester LLP re: tax matters.

     12.1. Computation of Ratio of Earnings to Fixed Charges.

     23.1  Consent of Ernst & Young LLP.

     23.2  Consent of Arthur Andersen LLP.

     23.3. Consent of Sullivan & Worcester LLP (contained in Exhibit 8.1).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          HRPT PROPERTIES TRUST



                                          By:      /s/ Ajay Saini
                                                   -----------------------------
                                                   Ajay Saini, Treasurer and
                                                   Chief Financial Officer

Date:    June 14, 1999